INCOME TAXES - Differences Between Effective Income Tax Rates and the Statutory Federal Corporate Tax Rate (Detail)	12 Months Ended
	Sep. 30, 2013	Sep. 30, 2012	Sep. 30, 2011
Income Tax Disclosure [Abstract]
Statutory federal income tax rate	35.00%	35.00%	35.00%
State income taxes, net of federal benefit	2.20%	3.10%	3.00%
Other, net	1.30%	0.40%	0.50%
Total	38.50%	38.50%	38.50%